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MFS(R)CORE GROWTH FUND                          MFS(R)MID CAP VALUE FUND
MFS(R)SCIENCE AND TECHNOLOGY FUND               MFS(R)LARGE CAP VALUE FUND
MFS(R)INTERNATIONAL OPPORTUNITIES FUND          MFS(R)HIGH QUALITY BOND FUND
MFS(R)INTERNATIONAL STRATEGIC GROWTH FUND       MFS(R)STRATEGIC VALUE FUND
MFS(R)INTERNATIONAL VALUE FUND                  MFS(R)EMERGING MARKETS DEBT FUND
MFS(R)INTERMEDIATE INVESTMENT GRADE BOND FUND   MFS(R)INCOME FUND
MFS(R)RESEARCH BOND FUND                        MFS(R)EUROPEAN EQUITY FUND
MFS(R)NEW YORK HIGH INCOME TAX FREE FUND        MFS(R)HIGH YIELD FUND
MFS(R)MASSACHUSETTS HIGH INCOME TAX FREE FUND   MFS(R)CONCENTRATED GROWTH FUND
VERTEX CONTRARIAN FUND                          VERTEX ALL CAP FUND


                    Supplement to the Current Prospectus and
                Statement of Additional Information (the "SAI")


The second, third and fourth categories in the section of the Prospectus entitled "Purchases Subject to a CDSC (but not an initial sales charge)" or, for certain funds, in Appendix B of the Prospectus entitled "Sales Charge Categories Available to Certain Retirement Plans," are hereby restated as follows:

     o Investments in class A shares by certain retirement plans subject to ERISA, if

          o The retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

          o The plan establishes an account with MFSC on or after July 1, 1996; and

          o The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion.

     o Investments in class A shares by certain retirement plans subject to ERISA, if

          o The plan establishes an account with MFSC on or after July 1, 1996; and

          o The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.

               The retirement plans will qualify under this category only if the plans or their sponsoring organization informs MFSC prior to the purchases that the plans have a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; MFSC has no obligation independently to determine whether such plans qualify under this category.

     o Investment in class A shares by certain retirement plans subject to ERISA, if

          o The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          o    The plan records are maintained on a pooled basis by MFSC; and

          o The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

Appendix A to Part II of the SAI is amended to add the following waiver category under the heading "Waivers of Class A Sales Charges - Retirement Plans":

     o    Reinvestment of Redemption Proceeds from Class B Shares

          o Shares acquired by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares.


Appendix A to Part II of the SAI is amended to add the following two waiver categories under the heading "Waivers of Class A Sales Charges - Shares redeemed on account of distributions made under the following circumstances":

     o    Retirement Plan Recordkeeping Service Agreements

          o    where  the  retirement  plan  is,  at that  time,  a  party  to a
               retirement  plan   recordkeeping   or   administrative   services
               agreement with MFD or one of its affiliates pursuant to which certain of those services are provided by Benefit Services Corporation or any successor service provider designated by MFD.

          o where the retirement plan has established an account with MFSC on or after January 1, 2000 and is, at that time, a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates pursuant to which such services are provided with respect to at least $10 million in plan assets.


Appendix B to Part II of the SAI is amended to restate the second paragraph and to add a third paragraph under the heading "Dealer Commissions and Concessions - Class A Shares - Purchases Subject to a CDSC (but not on Initial Sales Charge)":

         Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

         In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

                 The date of this Supplement is January 1, 2000.